                                                                                                        Page 1 of 4
                                                  ALLIANCE FUNDING
                                     by SUPERIOR BANK FSB -- SERVICING DIVISION
                                                Designated Servicer
                                               SERVICER'S CERTIFICATE

                                          1998-1 Group 1 (Sub-Pools 1 & 2)

          In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of March 1, 1998
                     Superior Bank FSB -- Servicing Division reports the following information pertaining to Series 1998-1 Group 1 for August 25, 1998, the Remittance date.

                                          Due period ended: August 1, 1998

-------------------------------------------------------------------------------------------------------------------

                                                                Group 1            Sub-Pool 1          Sub-Pool 2
                                                            --------------       -------------       --------------
     COLLECTIONS
     -----------
  1  Total Actual Principal Collections                       2,858,208.46        1,375,209.12         1,482,999.34
  2  Total Actual Interest Collections                        2,184,831.45          873,734.48         1,311,096.97
  3  Service Fees Previously Remitted                           130,998.97           53,101.30            77,897.67
  4  Additional Proceeds                                              0.00                0.00                 0.00
                                                            --------------       -------------       --------------
  5  TOTAL COLLECTIONS:                                       4,912,040.94        2,195,842.30         2,716,198.64


     MONTHLY ADVANCES
     ----------------
  6  Delinquent Interest Advance                                 15,603.10            6,099.98             9,503.12
  7  Compensating Interest                                       12,074.68            5,777.84             6,296.84
  8  Amounts Held for Future Distributions                            0.00                0.00                 0.00
  9  Cross Collateral Deposit                                         0.00                0.00                 0.00
 10  Reserve Withdrawal per Sec. 6.14                                 0.00                0.00                 0.00
                                                            --------------       -------------       --------------
 11  AVAILABLE REMITTANCE AMOUNT:                             4,939,718.72        2,207,720.12         2,731,998.60


     FEES
     ----
 12  Service Fees                                                     0.00                0.00                 0.00
 13  EXPENSE ACCOUNT DEPOSIT:                                     5,900.37            2,403.75             3,496.62
                                                            --------------       -------------       --------------
 14  Adjusted Remittance Amount:                              4,933,818.35        2,205,316.37         2,728,501.98


     REMAINING AMOUNT AVAILABLE:
 15            Adjusted Remittance Amount                     4,933,818.35
 16            Insured Payments due                                   0.00
 17            Insurance Account Deposit @ 13 bp
                  the Ending Principal Balance                   25,568.24
 18            Cross Collateral Withdrawal                            0.00
 19            Class Remittance Amounts                       4,908,250.11
 20            Non-Recoverable Advances not
                  Previously Reimbursed                               0.00
                                                            --------------
 21  Total Remaining Amount Available:                                0.00
                                                            ==============

          REIMBURSEMENTS DUE PURSUANT TO SEC. 5.04
 22       Servicing Fee                                               0.00                0.00                 0.00
 23       Monthly Advances and Servicer Advances                      0.00                0.00                 0.00
 24       Preference Amount per Sec. 6.06(b)                          0.00                0.00                 0.00
 25       Servicing compensation per Sec. 7.03                        0.00                0.00                 0.00
 26       REO Mgmt. & Dispositions per Sec 5.10                       0.00                0.00                 0.00
 27       Trustee Advances per Sec 11.01                              0.00                0.00                 0.00

-------------------------------------------------------------------------------------------------------------------


                                                                                                                        Page 2 of 4
                                                          ALLIANCE FUNDING
                                             by SUPERIOR BANK FSB -- SERVICING DIVISION
                                                        Designated Servicer
                                                       SERVICER'S CERTIFICATE

                                                  1998-1 Group 1 (Sub-Pools 1 & 2)

                  In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of March 1, 1998
                             Superior Bank FSB -- Servicing Division reports the following information pertaining to Series 1998-1 Group 1 for August 25, 1998, the Remittance date.

                                                  Due period ended: August 1, 1998

------------------------------------------------------------------------------------------------------------------------------------

                                                               Group 1             Class 1A-1          Class 1A-2          Class R
                                                            --------------       -------------       --------------       ----------
 32  Loans Outstanding - BOM                                         3,944               1,427                2,517
 33  Original Loan Balance                                  245,074,718.33       99,431,654.96       145,643,063.37
 34  Pre-Funding Account Balance                                      0.00                0.00                 0.00
 35  Initial Overcollateralization                            6,201,965.00        1,906,559.26         4,295,405.74
 36  Realized Losses, LTD                                             0.00                0.00                 0.00
 37  Carryforward Amount                                              0.00                0.00                 0.00
                                                            --------------       -------------       --------------
 38  Total Class Principal Balance                          238,872,753.33       97,525,095.70       141,347,657.63
 39       Pool Factor per Loan Balance                          98.0298873%         39.7726620%          58.2572253%
 40       Pool Factor per Class Balance                         95.5491013%         39.0100383%          56.5390631%
 41  Excess Spread                                                    0.00                                                   0.00
 42       Principal Collection Factor                          100.0000000%         48.1143744%          51.8856256%
 43  Additional Principal due                                   910,466.99          438,065.50           472,401.49
 44  Cross Collateral Withdrawal                                      0.00                                                   0.00
 45  Cross Collateral Deposit                                         0.00                0.00                 0.00
 46  Interest Remittance @ Pass-Through Rate                  1,139,574.66          464,791.74           674,782.92


     PRINCIPAL REDUCTIONS:
 47            Prepayments - Number                                     43                  18                   25
 48            Prepayments - Dollar                           2,589,526.75        1,293,411.97         1,296,114.78
 49            Delinquent Loans Repurchased - Number                     0                   0                    0
 50            Delinquent Loans Repurchased - Dollar                  0.00                0.00                 0.00
 51            Net Liquidation Proceeds                               0.00                0.00                 0.00
 52            Curtailments                                       2,000.00            2,000.00                 0.00
 53            Normal and Excess Payments                       266,681.71           79,797.15           186,884.56
                                                            --------------       -------------       --------------
 54  Principal Remittance                                     2,858,208.46        1,375,209.12         1,482,999.34
                                                            --------------       -------------       --------------
 55  Total Principal Remittance                               2,858,208.46        1,375,209.12         1,482,999.34
 56  Additional Principal Reduction                             910,466.99          438,065.50           472,401.49
                                                            --------------       -------------       --------------       --------
 57  TOTAL REMITTANCE                                         4,908,250.11        2,278,066.36         2,630,183.75          0.00
                                                            ==============       =============       ==============       ========
 58  Current Month Realized Loss - Number                                0                   0                    0             0
 59  Current Month Realized Loss - Dollar                             0.00                0.00                 0.00          0.00


     CLASS PRINCIPAL BALANCE - EOM
 60  Loans Outstanding - EOM                                          3901                1409                 2492
 61  Closing Loan Balance                                   242,216,509.87       98,056,445.84       144,160,064.03
 62  Pre-Funding Account Balance                                      0.00                0.00                 0.00
 63  Additional Principal Reduction, LTD                      7,112,431.99        2,344,624.75         4,767,807.24
 64  Realized Losses, LTD                                             0.00                0.00                 0.00
                                                            --------------       -------------       --------------
 65  Total Class Principal Balance                          235,104,077.88       95,711,821.09       139,392,256.79
 66       Pool Factor per Loan Balance                          96.8866039%         39.2225783%          57.6640256%
 67       Pool Factor per Class Balance                        177.6769852%         38.2847284%         139.3922568%

------------------------------------------------------------------------------------------------------------------------------------


                                                                                                        Page 3 of 4
                                                  ALLIANCE FUNDING
                                     by SUPERIOR BANK FSB -- SERVICING DIVISION
                                                Designated Servicer
                                               SERVICER'S CERTIFICATE

                                          1998-1 Group 1 (Sub-Pools 1 & 2)

          In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of March 1, 1998
                     Superior Bank FSB -- Servicing Division reports the following information pertaining to Series 1998-1 Group 1 for August 25, 1998, the Remittance date.

                                          Due period ended: August 1, 1998

-------------------------------------------------------------------------------------------------------------------

 68  Weighted Note Rate - THIS Remittance                      10.84076%           10.69517%           10.94016%
 69  Weighted Note Rate - NEXT Remittance                      10.83755%           10.69275%           10.93605%

 70  Weighted Average Remaining Term                             234.68              257.68              219.04

 71  Accrual  Period for Libor Rate                            27-Jul-98   thru    24-Aug-98
 72  Days in Related Period                                                 29

 73  Pass-Through Rate                                                            5.91625%              5.92625%



                                                                Group 1            Subpool 1           Subpool 2
                                                            --------------      --------------       --------------
 74  Original Pool - Principal Balance                      180,932,515.76       70,000,198.22       110,932,317.54
 75  Original Pool - Pre-Funding Account                     71,848,070.66       31,112,036.36        40,736,034.30
 76  Original Pool - Initial Overcollateralization            2,780,586.42        1,112,234.58         1,668,351.84
                                                            --------------      --------------       --------------
 77  Original Pool Total                                    250,000,000.00      100,000,000.00       150,000,000.00
                                                            --------------      --------------       --------------
 78  Original Pool - Number of Loans                            2,841                 1,000               1,841

-------------------------------------------------------------------------------------------------------------------


                                                             Beg.of Month        Current Month        End of Month
                                                            --------------      --------------       --------------
     CLASS 1A-1 OVERCOLLATERALIZATION RECONCILIATION
     -----------------------------------------------
 79  Initial Overcollateralization                            1,906,559.26          438,065.50         2,344,624.75
 80  Less:  Realized Losses, LTD                                      0.00                0.00                 0.00
 81  Cross Coallateralzation Deposit, LTD                             0.00                0.00                 0.00
                                                            --------------      --------------       --------------
 82  Overcollateralization of Principal                       1,906,559.26          438,065.50         2,344,624.75
                                                            ==============      ==============       ==============
 83  Base Overcollateralization Required*                                                              6,268,958.54
 84  Required Overcollateralization Amount                                                             6,268,958.54

-------------------------------------------------------------------------------------------------------------------


                                                             Beg.of Month        Current Month        End of Month
                                                            --------------      --------------       --------------
     CLASS 1A-2 OVERCOLLATERALIZATION RECONCILIATION
     -----------------------------------------------
 85  Initial Overcollateralization                            4,295,405.74          472,401.49         4,767,807.24
 86  Less:  Realized Losses, LTD                                      0.00                0.00                 0.00
 87  Cross Coallateralzation Deposit, LTD                             0.00                0.00                 0.00
                                                            --------------      --------------       --------------
 88  Overcollateralization of Principal                       4,295,405.74          472,401.49         4,767,807.24
                                                            ==============      ==============       ==============
 89  Base Overcollateralization Required*                                                              9,403,437.82
 90  Required Overcollateralization Amount                                                             9,403,437.82

-------------------------------------------------------------------------------------------------------------------


                                                             Beg.of Month        Current Month        End of Month
                                                            --------------      --------------       --------------
     CURRENT MONTH SUBORDINATED AMOUNT
     ---------------------------------
 91  Original Group 1 Subordinated Amount*                   31,850,353.89           N/A              31,850,353.89
 92  Less: Group 1 Cumulative Realized Losses                         0.00                0.00                 0.00
 93  Plus: Group 1 Cumulative Additional Proceeds                     0.00                0.00                 0.00
                                                            --------------      --------------       --------------
 94  Current Group 1 Subordinated Amount                     31,850,353.89                0.00        31,850,353.89
                                                            ==============      ==============       ==============

     * As per Insurance Supplement

-------------------------------------------------------------------------------------------------------------------


                                                                                                        Page 4 of 4
                                                  ALLIANCE FUNDING
                                     by SUPERIOR BANK FSB -- SERVICING DIVISION
                                                Designated Servicer
                                               SERVICER'S CERTIFICATE

                                          1998-1 Group 1 (Sub-Pools 1 & 2)

          In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of March 1, 1998
                     Superior Bank FSB -- Servicing Division reports the following information pertaining to Series 1998-1 Group 1 for August 25, 1998, the Remittance date.

                                          Due period ended: August 1, 1998

-------------------------------------------------------------------------------------------------------------------

                                                                Group 1
                                                            --------------
     NONRECOVERABLE ADVANCE RECONCILIATION
     -------------------------------------
 95  Beginning of Month                                               0.00
 96  Current Month Unpaid Nonrecoverable Advance                      0.00
 97  Less: Current Month Reimbursement                                0.00
                                                            --------------
 98  End of Month                                                     0.00

-------------------------------------------------------------------------------------------------------------------

                                                               Group 1            Class 1A-1           Class 1A-2
                                                            --------------      --------------       --------------
     CLASS FACTORS
     -------------
 99  Total Class Principal - Original Pool                  250,000,000.00      100,000,000.00       150,000,000.00
 10  Interest Remittance Amount                               1,139,574.66          464,791.74           674,782.92
101  Interest Rate Factor / 1000                                  4.558299            4.647917             4.498553

102  Total Principal Collections                              2,858,208.46        1,375,209.12         1,482,999.34
103  Prefunding Account Excess                                        0.00                0.00                 0.00
104  Additional Principal Reduction                             910,466.99          438,065.50           472,401.49
                                                            --------------      --------------       --------------
105  Principal Remittance Amount                              3,768,675.45        1,813,274.62         1,955,400.83
106  Principal Payment Factor/1000                               15.074702           18.132746            13.036006
107  Current Month Ending Principal Factor                      940.416312          957.118211           929.281711

108  Prior Month Ending Principal Factor                        955.491014          975.250957           942.317717

-------------------------------------------------------------------------------------------------------------------


                                                                                                               Page 1 of 4
                                                     ALLIANCE FUNDING
                                        by SUPERIOR BANK FSB -- SERVICING DIVISION
                                                    Designated Servicer
                                                  SERVICER'S CERTIFICATE

                                             1998-1 Group 2 (Sub-Pools 3 & 4)

             In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of March 1, 1998
                               Superior Bank FSB -- Servicing Division reports the following information pertaining to Series 1998-1 Group 2 for August 25, 1998, the Remittance date.

                                             Due period ended: August 1, 1998

--------------------------------------------------------------------------------------------------------------------------

                                                                 Group 2              Sub-Pool 3              Sub-Pool 4
                                                              --------------        -------------           --------------
     COLLECTIONS
     -----------
  1  Total Actual Principal Collections                         3,724,858.91         1,061,097.03             2,663,761.88
  2  Total Actual Interest Collections                          1,429,542.48           429,386.35             1,000,156.13
  3  Service Fees Previously Remitted                              90,781.65            27,582.72                63,198.93
  4  Additional Proceeds                                                0.00                 0.00                     0.00
                                                              --------------        -------------           --------------
  5  TOTAL COLLECTIONS:                                         5,063,619.74         1,462,900.66             3,600,719.08


     MONTHLY ADVANCES
     ----------------
  6  Delinquent Interest Advance                                  206,413.77            25,817.25               180,596.52
  7  Compensating Interest                                         14,912.47             5,532.45                 9,380.02
  8  Amounts Held for Future Distributions                              0.00                 0.00                     0.00
  9  Cross Collateral Deposit                                           0.00                 0.00                     0.00
 10  Reserve Withdrawal per Sec. 6.14                                   0.00                 0.00                     0.00
                                                              --------------        -------------           --------------
 11  AVAILABLE REMITTANCE AMOUNT:                               5,284,945.98         1,494,250.36             3,790,695.62


     FEES
     ----
 12  Service Fees                                                       0.00                 0.00                     0.00
 13  Expense Account Deposit:                                       4,592.87             1,278.37                 3,314.50
                                                              --------------        -------------           --------------
 14  ADJUSTED REMITTANCE AMOUNT:                                5,280,353.11         1,492,971.99             3,787,381.12


     REMAINING AMOUNT AVAILABLE:
 15            Adjusted Remittance Amount                       5,280,353.11
 16            Insured Payments due                                     0.00
 17            Insurance Account Deposit @ 13 bp
                  the Ending Principal Balance                     19,902.44
 18            Cross Collateral Withdrawal                              0.00
 19            Class Remittance Amounts                         5,260,450.67
 20            Non-Recoverable Advances not
                  Previously Reimbursed                                 0.00
                                                              --------------
 21  Total Remaining Amount Available:                                  0.00
                                                              ==============

     REIMBURSEMENTS DUE PURSUANT TO SEC. 5.04
 22       Servicing Fee                                                 0.00                 0.00                     0.00
 23       Monthly Advances and Servicer Advances                        0.00                 0.00                     0.00
 24       Preference Amount per Sec. 6.06(b)                            0.00                 0.00                     0.00
 25       Servicing compensation per Sec. 7.03                          0.00                 0.00                     0.00
 26       REO Mgmt. & Dispositions per Sec 5.10                         0.00                 0.00                     0.00
 27       Trustee Advances per Sec 11.01                                0.00                 0.00                     0.00

--------------------------------------------------------------------------------------------------------------------------


                                                                                                                       Page 2 of 4
                                                         ALLIANCE FUNDING
                                            by SUPERIOR BANK FSB -- SERVICING DIVISION
                                                        Designated Servicer
                                                      SERVICER'S CERTIFICATE

                                                 1998-1 Group 2 (Sub-Pools 3 & 4)

                 In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of March 1, 1998
                                   Superior Bank FSB -- Servicing Division reports the following information pertaining to Series 1998-1 Group 2 for August 25, 1998, the Remittance date.

                                                 Due period ended: August 1, 1998

-----------------------------------------------------------------------------------------------------------------------------------

     COLLECTIONS
                                                                 Group 2             Class 2A-1          Class 2A-2        Class R
                                                              --------------       -------------       --------------     ---------
 28  Loans Outstanding - BOM                                           1,697                 570                1,127
 29  Original Loan Balance                                    193,560,182.87       53,755,716.98       139,804,465.89
 30  Initial Overcollaterization                                6,120,477.74        1,559,744.88         4,560,732.86
 31  Realized Losses, LTD                                               0.00                0.00                 0.00
 32  Carryforward Amount                                                0.00                0.00                 0.00
                                                              --------------       -------------       --------------
 33  Total Class Principal Balance                            187,439,705.13       52,195,972.10       135,243,733.03
 34       Pool Factor per Loan Balance                            96.7800914%         26.8778585%          69.9022329%
 35       Pool Factor per Class Balance                           93.7198526%         26.0979860%          67.6218665%
 36  Excess Spread                                                      0.00                                                 0.00
 37       Principal Collection Factor                            100.0000000%         28.4869053%          71.5130947%
 38  Additional Principal due                                     651,758.91          185,665.94           466,092.97
 39  Cross Collateral Withdrawal                                        0.00                                                 0.00
 40  Cross Collateral Deposit                                           0.00                0.00                 0.00
 41  Interest Remittance @ Pass-Through Rate                      883,832.85          245,815.84           638,017.01


     Principal Reductions:
 42            Prepayments - Number                                       32                  12                   20
 43            Prepayments - Dollar                             3,631,992.32        1,033,342.32         2,598,650.00
 44            Delinquent Loans Repurchased - Number                       0                   0                    0
 45            Delinquent Loans Repurchased - Dollar                    0.00                0.00                 0.00
 46            Net Liquidation Proceeds                                 0.00                0.00                 0.00
 47            Curtailments                                             0.00                0.00                 0.00
 48            Normal and Excess Payments                          92,866.59           27,754.71            65,111.88
                                                              --------------       -------------       --------------
 49  Principal Remittance                                       3,724,858.91        1,061,097.03         2,663,761.88
                                                              --------------       -------------       --------------
 50  Total Principal Remittance                                 3,724,858.91        1,061,097.03         2,663,761.88
 51  Additional Principal Reduction                               651,758.91          185,665.94           466,092.97
                                                              --------------       -------------       --------------     ---------
 52  TOTAL REMITTANCE                                           5,260,450.67        1,492,578.81         3,767,871.86        0.00
                                                              ==============       =============       ==============     =========
 53  Current Month Realized Loss - Number                                  0                   0                    0           0
 54  Current Month Realized Loss - Dollar                               0.00                0.00                 0.00        0.00

     CLASS PRINCIPAL BALANCE - EOM
 55  Loans Outstanding - EOM                                            1665                 558                 1107
 56  Closing Loan Balance                                     189,835,323.96       52,694,619.95       137,140,704.01
 58  Additional Principal Reduction, LTD                        6,772,236.65        1,745,410.83         5,026,825.82
 59  Realized Losses, LTD                                               0.00                0.00                 0.00
                                                              --------------       -------------       --------------
 60  Total Class Principal Balance                            183,063,087.31       50,949,209.12       132,113,878.19
 61       Pool Factor per Loan Balance                            94.9176620%         26.3473100%          68.5703520%
 62       Pool Factor per Class Balance                          265.6816558%         25.4746046%         240.2070513%

-----------------------------------------------------------------------------------------------------------------------------------


                                                                                                               Page 3 of 4
                                                     ALLIANCE FUNDING
                                        by SUPERIOR BANK FSB -- SERVICING DIVISION
                                                    Designated Servicer
                                                  SERVICER'S CERTIFICATE

                                             1998-1 Group 2 (Sub-Pools 3 & 4)

             In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of March 1, 1998
                               Superior Bank FSB -- Servicing Division reports the following information pertaining to Series 1998-1 Group 2 for August 25, 1998, the Remittance date.

                                             Due period ended: August 1, 1998

--------------------------------------------------------------------------------------------------------------------------

 63  Weighted Note Rate - THIS Remittance                         10.29085%            10.30194%              10.28659%
 64  Weighted Note Rate - NEXT Remittance                         10.33024%            10.32511%              10.33221%

 65  Weighted Average Remaining Term                               353.20               353.42                 353.12

 66  Accrual  Period for Libor Rate                              27-Jul-98    thru   24-Aug-98
 67  Days in Related Period                                                    29

 68  Pass-Through Rate                                                                5.84625%                5.85625%


                                                                 Group 2              Subpool 3               Subpool 4
                                                              --------------        -------------           --------------
 69  Original Pool - Principal Balance                        142,610,986.32        49,999,948.51            92,611,037.81
 70  Original Pool - Pre-Funding Account                       61,055,001.48         6,008,198.14            55,046,803.34
 71  Original Pool - Initial Overcollateralization              3,665,987.80         1,008,146.65             2,657,841.15
                                                              --------------        -------------           --------------
 72  Original Pool Total                                      200,000,000.00        55,000,000.00           145,000,000.00

 73  Original Pool - Number of Loans                               1,271                  531                     740

--------------------------------------------------------------------------------------------------------------------------

                                                               Beg.of Month         Current Month            End of Month
                                                              --------------        -------------           --------------
     CLASS 2A-1 OVERCOLLATERALIZATION RECONCILIATION
     -----------------------------------------------
 74  Initial Overcollateralization                              1,559,744.88           185,665.94             1,745,410.83
 75  Less:  Realized Losses, LTD                                        0.00                 0.00                     0.00
                                                              --------------        -------------           --------------
 76  Overcollateralization of Principal                         1,559,744.88           185,665.94             1,745,410.83
                                                              ==============        =============           ==============
 77  Base Overcollateralization Required                                                                      2,968,431.77
 78  Required Overcollateralization Amount                                                                    2,968,431.77

--------------------------------------------------------------------------------------------------------------------------

                                                               Beg.of Month         Current Month            End of Month
                                                              --------------        -------------           --------------
     CLASS 2A-2 OVERCOLLATERALIZATION RECONCILIATION
     -----------------------------------------------
 79  Initial Overcollateralization                              4,560,732.86           466,092.97             5,026,825.82
 80  Less:  Realized Losses, LTD                                        0.00                 0.00                     0.00
                                                              --------------        -------------           --------------
 81  Overcollateralization of Principal                         4,560,732.86           466,092.97             5,026,825.82
                                                              ==============        =============           ==============
 82  Base Overcollateralization Required                                                                      7,825,865.58
 83  Required Overcollateralization Amount                                                                    7,825,865.58

--------------------------------------------------------------------------------------------------------------------------

                                                               Beg.of Month         Current Month            End of Month
                                                              --------------        -------------           --------------
     CURRENT MONTH SUBORDINATED AMOUNT
     ---------------------------------
 84  Original Group 2 Subordinated Amount*                     24,134,419.55            N/A                  24,134,419.55
 85  Less: Group 2 Cumulative Realized Losses                           0.00                 0.00                     0.00
 86  Plus: Group 2 Cumulative Additional Proceeds                       0.00                 0.00                     0.00
                                                              --------------        -------------           --------------
 87  Current Group 2 Subordinated Amount                       24,134,419.55                 0.00            24,134,419.55
                                                              ==============        =============           ==============
     * Per Insurance Supplement

--------------------------------------------------------------------------------------------------------------------------


                                                                                                               Page 4 of 4
                                                     ALLIANCE FUNDING
                                        by SUPERIOR BANK FSB -- SERVICING DIVISION
                                                    Designated Servicer
                                                  SERVICER'S CERTIFICATE

                                             1998-1 Group 2 (Sub-Pools 3 & 4)

             In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of March 1, 1998
                               Superior Bank FSB -- Servicing Division reports the following information pertaining to Series 1998-1 Group 2 for August 25, 1998, the Remittance date.

                                             Due period ended: August 1, 1998

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                                                                  Group 2
                                                              --------------
     NONRECOVERABLE ADVANCE RECONCILIATION
     -------------------------------------
 88  Beginning of Month                                                 0.00
 89  Current Month Unpaid Nonrecoverable Advance                        0.00
 90  Less: Current Month Reimbursement                                  0.00
                                                              --------------
 91  End of Month                                                       0.00

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
                                                                 Group 2              Class 1A-1              Class 1A-2
                                                              --------------        -------------           --------------
     CLASS FACTORS
     -------------
 92  Total Class Principal - Original Pool                    200,000,000.00        55,000,000.00           145,000,000.00
 93  Interest Remittance Amount                                   883,832.85           245,815.84               638,017.01
 94  Interest Rate Factor / 1000                                    4.419164             4.469379                 4.400117

 95  Total Principal Collections                                3,724,858.91         1,061,097.03             2,663,761.88
 96  Prefunding Account Excess                                          0.00                 0.00                     0.00
 97  Additional Principal Reduction                               651,758.91           185,665.94               466,092.97
                                                              --------------        -------------           --------------
 98  Principal Remittance Amount                                4,376,617.82         1,246,762.97             3,129,854.85
 99  Principal Payment Factor/1000                                 21.883089            22.668418                21.585205
100  Current Month Ending Principal Factor                        915.315437           926.349256               911.130199

101  Prior Month Ending Principal Factor                          937.198526           949.017674               932.715404

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